UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2018 (October 9, 2018)

xG Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35988	20-585-6795
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 S. Pineapple Avenue, Suite 701, Sarasota, FL	34236
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (941) 953-9035

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

xG Technology, Inc. (the “Company”) previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on May 30, 2018, that it completed a private placement of $4 million in principal amount of 6% Senior Secured Convertible Debentures (the “Debentures”) and warrants (the “Warrants”) to purchase 3,000,000 shares of the Company’s common stock, $0.00001 par value per share (the “Common Stock”) to institutional investors. The Debentures and Warrants were issued pursuant to a Securities Purchase Agreement, dated May 29, 2018, by and among the Company and the purchasers’ signatories thereto (the “Holders”).

On October 9, 2018, the Company agreed to modify with a majority of the Holders (the “Majority Holders”) amended and restated Debentures (the “Amended Debentures” or the “Amendments”). The Amendments principally provide for:

1.                   The ability to make Monthly Redemption Payments in Common Stock of the Company.

2.                   The issuance of 302,655 shares of Common Stock as compensatory shares;

3.                   A good-faith effort to modify the monthly redemption provisions before the next Monthly Redemption Date;

4.                   An amendment of the conversion price to $0.45; and

5.                   In the event that any of the Majority Holders convert its Amended Debenture, the Company shall be given dollar for dollar credit for any and all conversions effected in any month against any Monthly Redemption Amount (as defined in the Amended Debentures) and provided, further, that in the event that a Majority Holder’s conversions in any particular month exceed such Majority Holder’s individual Monthly Redemption Amount (as defined in the Amended Debentures), such overage shall carry over into the succeeding month to be credited against the Monthly Redemption Amount (as defined in the Debentures).

The foregoing descriptions of the terms of the Amended Debentures are qualified in their entirety by reference to the provisions of the Amended Debentures filed as Exhibit 4.1 to this Current Report on Form 8-K, which are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
Exhibit 4.1	Form of Amended and Restated 6% Senior Secured Debenture

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2018		xG TECHNOLOGY, INC.

	By:	/s/ Roger Branton
Name: Roger Branton Title: Chief Executive Officer

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